Filed Pursuant to Rule 497(e)

1933 Act File No. 333-141120

1940 Act File No. 811-22027

FundVantage Trust
(the “Trust”)

Gotham Hedged Core Fund
(the “Fund”)

Supplement dated August 14, 2025 to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information, each dated February 1, 2025, as supplemented to date.

For all existing and prospective shareholders of Gotham Hedged Core Fund:

A special meeting of shareholders of Gotham Hedged Core Fund (the “Fund”), a series of FundVantage Trust (the “Trust”), will be held on August 21, 2025 at the offices of the Trust, 103 Bellevue Parkway Wilmington, DE 19809 at 12:00 PM ET. The meeting is being called to approve the reorganization of the Fund into the Gotham Index Plus Fund.

A group of shareholders who hold the majority of shares outstanding in the Fund have indicated that they will approve the reorganization at the meeting. Therefore, you are not being asked to vote. This notice is purely for informational purposes. We are not asking you for a proxy and you are requested not to send us a proxy.

The Reorganization is scheduled to occur as of the close of business on August 22, 2025, but may occur on such later date as the parties may agree. Following the Reorganization the Fund will be dissolved.

* * * * *

In connection with the Reorganization discussed herein, an information statement/prospectus on Form N-14 was filed with the SEC on March 31, 2025. This N-14 became effective on August 13, 2025. Investors are urged to read the materials and any other relevant documents because they contain important information about the Reorganization. Copies of the materials are available for free on the SEC’s web site at www.sec.gov. https://www.gothamfunds.com/documents and a paper copy can be obtained at no charge by calling (877) 974-6852.

This communication is for informational purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities.

Please retain this Supplement with your records.